UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 23, 2009

AMERICAN TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in charter)

Nevada	0-23268	95-4307525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 W. Bolt St.
Ft. Worth, TX 76113
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (626) 357-5000

Copies to:
Virgil K. Johnson
Erickson & Sederstrom, P.C.
Regency Westpointe, Suite 100
10330 Regency Parkway Drive
Omaha, NE 68114
Phone:(402) 390-2200 Fax: (402) 390-7130
Fax: (402) 390-7130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election ofDirectors; Appointment of Principal Officers

On June 18, 2009 the Company accepted the resignation of R. Barry Ennis as a member of the board of directors.  On the same date, Russell J. Reardon was appointed by the board to replace Mr. Ennis.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGIES GROUP, INC.

Date: June 23, 2009	/s/ Thomas E. Durkin, III
Thomas E. Durkin, III
President